UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2018

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K relative to the termination of an employment agreement is incorporated into this Item 1.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 16, 2018, the Board of Directors (the “Board”) of Southcross Energy Partners GP, LLC (the “General Partner”), the general partner of Southcross Energy Partners, L.P. (the “Partnership”), elected David W. Biegler, the currently Acting Chairman, President and Chief Executive Officer, to serve as its Chairman, President and Chief Executive Officer. Mr. Biegler succeeds Bruce A. Williamson, who is stepping down for personal reasons from the positions of Chairman, President and Chief Executive Officer of the General Partner. As a result, his Employment Agreement, dated as of January 6, 2017, by and between the General Partner and Mr. Williamson (the “Williamson Employment Agreement”) has been terminated and he will no longer serve on the Board. Mr. Williamson’s resignation as Chairman did not involve any disagreement with the General Partner or the Partnership.

Pursuant to the Williamson Employment Agreement, on August 17, 2018, Mr. Williamson entered into a Severance Agreement and Release with the General Partner (the “Release Agreement”). Provided that Mr. Williamson does not revoke the Release Agreement as allowed pursuant to its terms, Mr. Williamson will receive a payment of $389,041 which is the amount due for the balance of the 2018 term. The Release Agreement includes a general release of claims by Mr. Williamson and customary restrictive covenants.

The foregoing description of the Release Agreement is qualified in its entirety by reference to the full text of the Release Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	Severance Agreement and Release, dated August 17, 2018, between Southcross Energy Partners GP, LLC and Bruce A. Williamson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: August 20, 2018	By:	/s/ Kelly J. Jameson
		Name:	Kelly J. Jameson
		Title:	Senior Vice President, General Counsel and Secretary